UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the  Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 30, 2011

EURO GROUP OF COMPANIES, INC.
(Exact name of registrant as specified in its charter)

000-29805
  (Commission File Number)

Delaware	13-4070586
(State of incorporation or organization)	I.R.S. Employer Identification No.)

10 Midland Avenue, Port Chester, New York 10573
(Address of principal executive offices)

Telephone No.: (914) 937-3900
(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

Item 5.02      Resignation of  Chairman of the Board

Euro Group of Companies, Inc., a Delaware Corporation formerly known as ICT Technologies, Inc., today announced the resignation of Vasilios Koutsobinas as Chairman of the Board of Directors of the Company effective immediately. Mr. Koutsobinas, who joined the Company as Chief Executive Officer and Chairman in 2002, has regretfully tendered his resignation as a result of ongoing health concerns. Mr. Koutsobinas will continue to serve as an advisor to the Company, but will not be involved in the day-to-day operations of the Company or its Board of Directors.

                                                                                                                                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:   June 30, 2011

Euro Group of Companies, Inc.

By:	/s/ Vasilios Koutsobinas
Vasilios Koutsobinas
Chairman